UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RUMBLE INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! RUMBLE INC. 2025 Annual Meeting Vote by June 11, 2025 11:59 PM ET RUMBLE INC. 444 GULF OF MEXICO DRIVE LONGBOAT KEY, FL 34228 V70545-P30661 You invested in RUMBLE INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 12, 2025 10:00 a.m. (Eastern Time) Virtually at: www.virtualshareholdermeeting.com/RUM2025 *Please check the meeting materials for any special requirements for meeting attendance.

VOTE AT WWW.PROXYVOTE.COM THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. BOARD RECOMMENDS VOTING ITEMS 1. Election of Directors NOMINEES: 1a. Christopher Pavlovski 1b. Nancy Armstrong 1c. Katie Biber 1d. Paul Cappuccio 1e. Phil Evershed 1f. Ryan Milnes 1g. Jerry Naumoff 2. Ratify the appointment of Moss Adams LLP as our independent auditors for the fiscal year ending December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. FOR BOARD RECOMMENDS VOTING ITEMS PREFER TO RECEIVE AN EMAIL INSTEAD? WHILE VOTING ON WWW.PROXYVOTE.COM, BE SURE TO CLICK “DELIVERY SETTINGS”. V70546-P30661

Your Vote Counts! RUMBLE INC. 2025 Annual Meeting Vote by June 11, 2025 11:59 PM ET RUMBLE INC. 444 GULF OF MEXICO DRIVE LONGBOAT KEY, FL 34228 V70547-P30661 You invested in RUMBLE INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 12, 2025 10:00 a.m. (Eastern Time) Virtually at: www.virtualshareholdermeeting.com/RUM2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 1a. Christopher Pavlovski 1b. Nancy Armstrong 1c. Katie Biber 1d. Paul Cappuccio 1e. Phil Evershed 1f. Ryan Milnes 1g. Nominee Withdrawn 2. Ratify the appointment of Moss Adams LLP as our independent auditors for the fiscal year ending December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V70548-P30661